UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2002
                                                 ----------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          New York                   333-85954                   13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

270 Park Avenue
New York, New York                                                      10167
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994, issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on February 17, 1995 to the PSA) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-85954) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7.     Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99) Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
                                        2002-CIBC5.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2002

                                        J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                        SECURITIES CORP.


                                        By: /s/ Dennis Schuh
                                            ------------------------------------
                                            Name:  Dennis Schuh
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Structural Term Sheets and Collateral Term            E
                  Sheets prepared by J.P. Morgan Securities
                  Inc., CIBC World Markets Corp., Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. in connection with J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2002-CIBC5.